UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 29, 2026

Hawthorn Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Missouri	0-23636	43-1626350
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
132 East High Street, P.O. Box 688 Jefferson City, Missouri	65102
(Address of principal executive offices)	(Zip Code)
(573) 761-6100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	HWBK	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01    Entry into a Material Definitive Agreement.
On April 29, 2026, Hawthorn Bancshares, Inc., a Missouri corporation (“HBI”), entered into an Agreement and Plan of Reorganization (the “Reorganization Agreement”), by and among HBI, Hawthorn Holdco, Inc., a Missouri corporation and wholly-owned subsidiary of HBI (“Merger Sub”), and FSC Bancshares, Inc., a Missouri corporation (“FBI”), pursuant to which HBI will acquire FBI.
Subject to the terms and conditions set forth in the Reorganization Agreement, Merger Sub will merge with and into FBI, with FBI surviving as a wholly owned subsidiary of HBI (the “First Step Merger”). Immediately following the First Step Merger and as part of the same overall transaction, FBI will merge with and into HBI, with HBI surviving the merger (the “Second Step Merger,” and together with the First Step Merger, the “Merger”). Immediately following the Merger and as part of the same overall transaction, Farmers State Bank, a Missouri state bank and wholly owned subsidiary of FBI (“Farmers State Bank”), will merge with and into Hawthorn Bank, a Missouri state bank and wholly owned subsidiary of HBI (“Hawthorn Bank”), with Hawthorn Bank surviving the merger.
Pursuant to the terms and subject to the conditions of the Reorganization Agreement, which has been unanimously approved by the boards of directors of each of HBI and FBI, each share of FBI common stock issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) will be converted into the right to receive (i) the amount of cash equal to the quotient of $14,000,000, subject to adjustment in accordance with the Reorganization Agreement, divided by the aggregate number of shares of FBI common stock issued and outstanding as of the Effective Time, rounded to the nearest cent; (ii) a number (such number, the “Exchange Ratio”), subject to adjustment in accordance with the Reorganization Agreement, of shares of HBI common stock equal to the quotient of (A) 413,101 shares of HBI common stock divided by (B) the aggregate number of shares of FBI common stock issued and outstanding immediately prior to the Effective Time, rounded to the nearest ten thousandth (the “Per Share Stock Consideration”); and (iii) cash in lieu of any fractional shares.
The cash consideration is subject to reduction in the event that FBI does not deliver at least $19,000,000 of total shareholders’ common equity as determined in accordance with GAAP, less any intangible assets and certain merger costs, and reflecting other specified items described in the Reorganization Agreement.
Based on the closing price of $34.57 per share for HBI common stock on April 28, 2026, the aggregate value of the merger consideration to be paid is approximately $28.3 million.
The Reorganization Agreement contains customary representations, warranties and covenants made by each of HBI and FBI. Completion of the Merger is subject to certain conditions, including, among others, the (i) approval by FBI’s shareholders of the Reorganization Agreement, (ii) listing on Nasdaq of the shares of HBI common stock to be issued in the Merger, (iii) receipt of all governmental and regulatory consents and approvals required to consummate the Merger, (iv) U.S. Securities and Exchange Commission (the “SEC”) having declared effective under the Securities Act of 1933, as amended (the “Securities Act”), HBI’s registration statement covering the issuance of shares of HBI common stock in the Merger, and (v) absence of any injunction, order or legal restraint prohibiting the consummation of the Merger. Each party’s obligation to complete the Merger is also subject to additional customary conditions, including, among others, (a) the accuracy of the representations and warranties of the other party, subject to certain exceptions, (b) the performance in all material respects by each party of its obligations under the Reorganization Agreement, and (c) receipt by such party of an opinion from its counsel to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.
The Reorganization Agreement contains certain termination rights for both HBI and FBI, including, among others, if the Merger is not consummated on or before January 31, 2027 (subject to extension as described in the Reorganization Agreement) or if the requisite approval of FBI’s shareholders is not obtained. The Reorganization Agreement further provides that a termination fee of $1,120,000 will be payable by FBI in connection with the termination of the Reorganization Agreement under certain circumstances.
The Merger is expected to close in the third quarter of 2026, subject to the satisfaction of customary closing conditions, certain of which are listed above.
Aside from the transactions contemplated by the Reorganization Agreement, there is no material relationship between HBI and FBI.
The foregoing summary of the Reorganization Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Reorganization Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K (this “Form 8-K”) and is incorporated herein by reference.
In connection with entering into the Reorganization Agreement, HBI entered into a voting agreement (the “Voting Agreement”) with the directors and executive officers of FBI, pursuant to which such persons have agreed, subject to the terms set forth therein, to vote their shares of FBI common stock in favor of the Reorganization Agreement and the transactions contemplated thereby, including the Merger, and to not sell or otherwise dispose of any of their shares of FBI common stock until after the meeting of FBI’s shareholders to vote on the Reorganization Agreement. The parties to the Voting Agreement beneficially own in the aggregate approximately 37.9% of the outstanding shares of FBI common stock.
The foregoing description of the Voting Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the form of Voting Agreement, which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.
In addition, in connection with entering into the Reorganization Agreement, each non-employee director of FBI or Farmers State Bank entered into a director support agreement (the “Director Support Agreements”), pursuant to which each director agrees to refrain from harming the goodwill of HBI, FBI or any of their respective subsidiaries and their respective customer, client and vendor relationships for a period of two (2) years following the completion of the Merger, as well as certain additional restrictive covenants.
The foregoing description of the Director Support Agreements does not purport to be complete and is subject to, and qualified in its entirety by, the form of Director Support Agreement, which is filed as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.
The Reorganization Agreement and the above description of the Reorganization Agreement and related transactions have been included to provide investors and security holders with information regarding the terms of the Reorganization Agreement. They are not intended to provide any other factual information about HBI, FBI or their respective subsidiaries, affiliates or businesses. The representations, warranties and covenants contained in the Reorganization Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Reorganization Agreement and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each party to the other for the purposes of allocating contractual risk between them that differs from those applicable to investors. Investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of HBI, FBI or any of their respective subsidiaries, affiliates or businesses. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Reorganization Agreement, which subsequent information may or may not be fully reflected in public disclosures by HBI or FBI. Accordingly, investors should read the representations and warranties in the Reorganization Agreement not in isolation but only in conjunction with the other information about HBI or FBI and their respective subsidiaries and affiliates that the respective companies include in reports, statements and other filings they make with the SEC.
Item 7.01    Regulation FD Disclosure.
On April 29, 2026, HBI issued a press release announcing the execution of the Reorganization Agreement. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, unless specifically identified therein as being incorporated therein by reference.
Item 9.01    Financial Statements and Exhibits.

Exhibit No	Description
(d)	Exhibits.
2.1
Agreement and Plan of Reorganization, by and among Hawthorn Bancshares, Inc., Hawthorn HoldCo, Inc. and FSC Bancshares, Inc., dated as of April 29, 2026 (Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any document so furnished.).

10.1	Form of Voting Agreement.
10.2	Form of Director Support Agreement.
99.1*	Press release, dated April 29, 2026, issued by Hawthorn Bancshares, Inc.
104	Cover Page Interactive Data File (formatted as Inline XBRL).
        * Furnished, not filed.

Cautionary Statement Regarding Forward-Looking Statements
This communication contains, and future oral and written statements of Hawthorn Bancshares, Inc. (“HBI,” or the “Company”) and Hawthorn Bank (“Hawthorn Bank” or the “Bank”) may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act. These forward-looking statements reflect HBI’s current views with respect to future events and HBI’s financial performance. Any statements about HBI’s expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. HBI cautions that the forward-looking statements in this presentation are based largely on HBI’s current expectations, estimates, forecasts and projections and management assumptions about the future performance of each of HBI, FSC Bancshares, Inc. (“FBI”) and the combined company, as well as the businesses and markets in which they do and are expected to operate. Forward-looking statements include, but are not limited to: (i) projections and estimates of revenues, expenses, income or loss, earnings or loss per share, and other financial items, (ii) statements of plans, objectives and expectations of HBI or its management, (iii) statements of future economic performance, and (iv) statements of assumptions underlying such statements. Forward-looking statements should not be relied on because they involve known and unknown risks, uncertainties, assumptions and other factors, that are difficult to assess and are subject to change based on factors which are, in many instances, beyond the control of HBI and Hawthorn Bank. These risks, uncertainties and other factors may cause the actual results, performance, and achievements of HBI and Hawthorn Bank to be materially different from the anticipated future results, performance or achievements expressed in, or implied by, the forward-looking statements. Factors that could cause such differences include, but are not limited to, the expected impact of the proposed transaction between HBI and FBI and on the combined entities’ operations, financial condition, and financial results; the businesses of

HBI and FBI may not be combined successfully, or such combination may take longer to accomplish than expected; the cost savings from the proposed transaction may not be fully realized or may take longer to realize than expected; operating costs, customer loss and business disruption following the proposed transaction, including adverse effects on relationships with employees, may be greater than expected; regulatory approvals of the proposed transaction may not be obtained, or adverse conditions may be imposed in connection with regulatory approvals of the proposed transaction; the FBI shareholders may not approve the proposed transaction; the impact on HBI and FBI, and their respective customers, of a decline in general economic conditions that would adversely affect credit quality and loan originations, and any regulatory responses thereto; slower economic growth rates or potential recession in the United States and HBI’s and FBI’s market areas; the impacts related to or resulting from uncertainty in the banking industry as a whole; increased competition for deposits in our market areas among traditional and nontraditional financial services companies, and related changes in deposit customer behavior; the impact of changes in market interest rates, whether due to a continuation of the elevated interest rate environment or further reductions in interest rates and a resulting decline in net interest income; the lingering inflationary pressures, and the risk of the resurgence of elevated levels of inflation, in the United States and HBI’s and FBI’s market areas; the uncertain impacts of current and future monetary policies of the Board of Governors of the Federal Reserve System; changes in unemployment rates in the United States and HBI’s and FBI’s market areas; adverse changes in customer spending, borrowing and savings habits; declines in commercial real estate values and prices; a deterioration of the credit rating for U.S. long-term sovereign debt or the impact of uncertain or changing political conditions, including federal government shutdowns and uncertainty regarding United States fiscal debt, deficit and budget matters; cyber incidents or other failures, disruptions or breaches of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber-attacks; severe weather, natural disasters, military conflicts (including the conflicts in the Middle East, the possible expansion of such conflicts and potential geopolitical and economic consequences), acts of terrorism, geopolitical instability or other external events, including as a result of the policies of the current U.S. presidential administration or Congress; the impacts of tariffs, sanctions, and other trade policies of the United States and its global trading counterparts and the resulting impact on HBI and its customers; competition and market expansion opportunities; changes in non-interest expenditures or in the anticipated benefits of such expenditures; the risks related to the development, implementation, use and management of emerging technologies, including artificial intelligence and machine learning; potential costs related to the impacts of climate change; current or future litigation, regulatory examinations or other legal and/or regulatory actions; changes in accounting principles and standards, including those related to loan loss recognition under the current expected credit loss, or CECL, methodology; and changes in applicable laws, regulations or policies in the United States, including those affecting our business, operations, pricing, products or services. Actual results, performance or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements due to additional risks and uncertainties of which HBI is not currently aware or which it does not currently view as, but in the future may become, material to its business or operating results. Due to these and other possible uncertainties and risks, HBI can give no assurance that the results contemplated in the forward-looking statements will be realized and readers are cautioned not to place undue reliance on the forward- looking statements contained in this presentation. Additional information regarding these factors and uncertainties to which HBI’s business and future financial performance are subject is contained in HBI’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q on file with the U.S. Securities and Exchange Commission (the “SEC”), including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of such documents, and other documents HBI files or furnishes with the SEC from time to time. Further, any forward-looking statement speaks only as of the date on which it is made and HBI undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as required by applicable law. All forward-looking statements, express or implied, herein are qualified in their entirety by this cautionary statement.
Additional Information and Where to Find It
This communication is being made with respect to the proposed transaction involving HBI and FBI. This material is not a solicitation of any vote or approval of the FBI shareholders and is not a substitute for the proxy statement/prospectus or any other documents that HBI and FBI may send to their respective shareholders in connection with the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

In connection with the proposed transaction involving HBI and FBI, HBI will file with the SEC a Registration Statement on Form S-4 (the “Registration Statement”) that will include a proxy statement for a special meeting of FBI’s shareholders to approve the proposed transaction and that will also constitute a prospectus for the shares of HBI common stock that will be issued in the proposed transaction, as well as other relevant documents concerning the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS AND SHAREHOLDERS ARE URGED TO READ CAREFULLY THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC AND ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. When final, FBI will mail the proxy statement/prospectus to its shareholders. Shareholders are also urged to carefully review and consider HBI’s public filings with the SEC, including, but not limited to, its proxy statements, its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q, and its Current Reports on Form 8-K. Copies of the Registration Statement and proxy statement/prospectus and other filings incorporated by reference therein, as well as other filings containing information about HBI, may be obtained, free of charge, as they become available at the SEC’s website at www.sec.gov. You will also be able to obtain these documents, when they are filed, free of charge, from HBI at www.hawthornbancshares.com. Copies of the proxy statement/prospectus can also be obtained, when it becomes available, free of charge, by directing a request to Hawthorn Bancshares, Inc., 132 East High Street, Jefferson City, Missouri 65101: Corporate Secretary, Telephone: (573) 761-6100.
Participants in the Solicitation
HBI, FBI and certain of their respective directors, executive officers and employees may, under the SEC’s rules, be deemed to be participants in the solicitation of proxies of FBI’s shareholders in connection with the proposed transaction. Information about HBI’s directors and executive officers is available in its definitive proxy statement relating to its 2026 annual meeting of shareholders, which was filed with the SEC on April 17, 2026, and its Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the SEC on March 5, 2026, and other documents filed by HBI with the SEC. Other information regarding the persons who may, under the SEC’s rules, be deemed to be participants in the solicitation of proxies of FBI’s shareholders in connection with the proposed transaction, and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus regarding the proposed transaction and other relevant materials to be filed with the SEC when they become available. Free copies of these documents may be obtained as described in the preceding paragraph. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWTHORN BANCSHARES, INC.

Dated: April 29, 2026                 By:        /s/ Brent M. Giles
                                Brent M. Giles
                                Chief Executive Officer